UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  March 17, 2006

THE BOYDS COLLECTION, LTD.
(Exact name of registrant as specified in its charter)

Maryland		52-1418730
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

350 South Street

McSherrystown, Pennsylvania 17344
(Address of registrant’s principal executive office)

(717) 633-9898
(Registrant’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registration under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

ITEM 2.02.            Filing of Plan of Reorganization

                On March 14, 2006, The Boyds Collection, Ltd (the “Company”) announced its filing of its Plan of Reorganization.   Attached hereto as Exhibit 99.1 and incorporated to this Item 2.02 by reference is the related press release.

ITEM 9.01             Financial Statements and Exhibits

(c)           Exhibits.

                99.1         Press Release dated March 14, 2006, reporting the Company’s filing of its Plan of Reorganization.

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

The Boyds Collection, Ltd.

By:	/s/ Joseph E. Macharsky
	Name:	Joseph E. Macharsky
	Title:	Chief Financial Officer

Dated: March 17, 2005

Exhibit Index

Exhibit No.	Description
99.1	Press Release dated March 14, 2006, reporting Company’s filing of its Plan of Reorganization.